UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported): April 1, 2003


                  The Phoenix Group Corporation

     (Exact name of registrant as specified in its charter)

       Delaware             000-20354            23-2596710
    (State or other     (Commission File       (IRS Employer
    Jurisdiction of           No.)           Identification No.)
    incorporation)
   801 East Campbell          75081
   Road, Suite 450,        (Zip Code)
   Richardson, Texas
 (Address of Principal
  Executive Offices)


 Registrant's telephone number, including area code:  (214) 382-
                              3630


  (Former name or former address, if changed since last report)


Item 5.        Other Events

      The Phoenix Group Corporation (OTC Pink Sheets: PXGP) filed a plan of reorganization and disclosure statement with the United
States Bankruptcy Court for the Northern District of Texas Ft.
Worth Division on March 24, 2003.

In a ruling from the bench on March 25, 2003, Judge Michael Lynn deferred an earlier motion filed by the U.S. Trustee to dismiss the Chapter 11 bankruptcy case, convert it to a Chapter 7 case, or to appoint a trustee until the hearing date for plan confirmation, which has not yet been scheduled.

There is no assurance that the court and/or the creditors of the company will accept the plan of reorganization, as filed, or any plan of reorganization.


      SIGNATURE  Pursuant to the requirements of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The    Phoenix   Group
Corporation


                                        /s/ Ronald E. Lusk
Date                                    Ronald E. Lusk
April 1, 2003                                Chairman